SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2006


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                    0-27102                 23-2694937
       ------------                    -------                 ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification  No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                19047-1833
-----------------------------------------------                ----------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[]  Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On May 15, 2006, eGames, Inc. (the "Company") issued a press release announcing its financial results for the third fiscal quarter ended March 31, 2006. The full text of the press release is set forth in Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

The following document is filed as an exhibit to this report.

99.1        Press Release dated May 15, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGames, Inc.


                                        By: /s/ Thomas W. Murphy
                                            ----------------------------------
                                            Thomas W. Murphy, Vice President and
                                            Chief Financial Officer
Dated: May 15, 2006

                                                                  EXHIBIT 99.1

          eGames Announces Third Quarter Fiscal 2006 Financial Results

LANGHORNE, Pa., - May 15, 2006 (PRIMEZONE) - eGames, Inc. (OTCBB: EGAM), a publisher of consumer entertainment PC software games, today announced financial results for the three and nine months ended March 31, 2006.

Quarter ended March 31, 2006:
-----------------------------
Net sales decreased by $195,000, or 13%, to $1,265,000, for the quarter ended March 31, 2006, compared to $1,460,000 for the year ago quarter. The $195,000 decrease in net sales resulted from a $172,000 decrease in net sales to North American software distributors and related primarily to declining distribution of eGames' value-priced line of PC games due to substantial reductions in retail shelf space allocated to PC games at the $9.99 price point compared to the year ago period.

Net loss was $248,000, or $0.02 per diluted share, for the quarter ended March 31, 2006, compared to net income of $46,000, or nil per diluted share, for the comparable quarter a year earlier. This decline in profitability resulted from a $260,000 reduction in gross profit due to the impact from the $195,000 decrease in net sales and an 11.9% decline in gross profit margin compared to last year's comparative quarter. The decline in gross profit margin was due to continued downward pricing pressures on value priced titles distributed to certain mass merchant retailers, along with incremental sales of end-of-life titles to various discount retailers. The gross profit margin was also reduced by higher product costs per unit on sales of titles containing multiple CD's and other value-added materials such as posters, manuals and novelty items relating to themes of individual games. We also experienced a $50,000 increase in operating expenses due to greater product development and promotional efforts related to our new higher priced Cinemaware Marquee titles.

Nine Months ended March 31, 2006:
---------------------------------
Net sales decreased by $837,000, or 18%, to $3,713,000, for the nine months ended March 31, 2006, compared to $4,550,000 for the nine months ended March 31, 2005. Net loss was $535,000, or $0.05 per diluted share, for the nine months ended March 31, 2006, compared to net income of $157,000, or $0.01 per diluted share, for the similar nine month period a year earlier.

The following table represents the Company's net sales by distribution channel for the three and nine months ended March 31, 2006, respectively:

                            Net Sales by Distribution Channel
                            (rounded to the nearest thousand)

                                     Three Months Ended
                                         March 31,
                         -----------------------------------------
                                                                       Increase      %
Distribution Channel         2006        %          2005       %      (Decrease)   Change
-----------------------------------------------------------------------------------------
Software Distributors    $   845,000    67%     $ 1,017,000   70%     ($ 172,000)   (17%)
Software Retailers           162,000    13%         135,000    9%         27,000     20%
Licensing                    157,000    12%         176,000   12%        (19,000)   (11%)
Internet                      68,000     5%          96,000    7%        (28,000)   (29%)
Inventory Liquidators         33,000     3%          36,000    2%         (3,000)    (8%)
-----------------------------------------------------------------------------------------
Totals                   $ 1,265,000   100%     $ 1,460,000   100%    ($ 195,000)   (13%)
                         ===========   ====     ===========   ====     =========     ===

                                     Nine Months Ended
                                         March 31,
                         -----------------------------------------
                                                                       Increase      %
Distribution Channel         2006        %          2005        %     (Decrease)   Change
------------------------------------------------------------------------------------------
Software Distributors    $ 2,306,000    62%     $ 3,274,000    72%    ($ 968,000)   (30%)
Software Retailers           510,000    14%         433,000    10%        77,000     18%
Licensing                    494,000    13%         423,000     9%        71,000     17%
Internet                     212,000     6%         242,000     5%       (30,000)   (12%)
Inventory Liquidators        191,000     5%         178,000     4%        13,000      7%
-----------------------------------------------------------------------------------------
Totals                   $ 3,713,000   100%     $ 4,550,000   100%    ($ 837,000)   (18%)
                         ===========   ====     ===========   ====     =========     ===

Comments:
---------
Jerry Klein, President and CEO of eGames, commented "During the third quarter of fiscal 2006, we experienced continuing unfavorable sales trends from the effects of retail shelf space erosion for our core line of value-priced PC games at the $9.99 retail price point, compared to the same period last year. To combat these trends for value-priced PC games, during this quarter we released three premium quality PC games under our new brand "Cinemaware Marquee." These higher-priced titles included: "Space Rangers 2: Rise of the Dominators" priced at $29.99, a game that has garnered significant media acclaim and received critical praise in the crowded space combat genre; "Buccaneers Bounty" and "Neighbors From Hell: On Vacation"; both priced at $19.99. We are committed to growing the Cinemaware Marquee brand of high quality games for PC gamers looking for innovative games at great values. As we proceed with this new higher-priced strategy, we will support these new titles with both traditional and Internet advertising to help generate consumer awareness and future demand for this brand of titles."

Klein continued, "Last week we announced the launch of Cinemaware Classics, a brand of games to be developed based on the original Cinemaware properties employing the 'Cinemaware experience' of melding a captivating storyline with the grand cinematic experience that differentiated the original Cinemaware game properties in the late 1980's and early 1990's. Cinemaware Classics will be revamped for the enjoyment of long-time fans and today's large and growing audience of new casual game players. Cinemaware Classics will be developed from the ground up, incorporating many of the most popular genres within each game such as strategy, action, and role-playing and will employ the latest features in animation and graphics presentation. The goal is to build upon these legendary game properties by developing an almost endless catalog of new episodes, adding logical extensions where appropriate. Developed for the Internet and PC initially, Cinemaware Classics will each be stand-alone experiences providing hours of enjoyment. The first two titles are planned to be released in early 2007, and will include "Defender of the Crown" and one other yet-to-be-named game from the Cinemaware catalog. The launch of these titles will coincide with the introduction of our new gaming destination 'portal'."

"We will continue searching for profitable ways to increase the distribution of our software titles at all price points to the major North American retailers. To accomplish this goal, during this quarter we continued to successfully transition our primary North American retail distribution accounts to Take-Two Interactive, a company with whom we continue to have a strong distribution relationship. We believe that Take-Two Interactive's sales and marketing force will give us a needed improvement to our distribution to North American retailers."

                                  eGames, Inc.
                                  Balance Sheet
                                   (Unaudited)

                                                                     March 31,
ASSETS                                                                 2006
------                                                              -----------
Current assets:
   Cash and cash equivalents                                        $ 1,483,306
   Accounts receivable, net                                           1,009,662
   Inventory, net                                                       956,348
   Prepaid and other expenses                                           339,068
                                                                    -----------
          Total current assets                                        3,788,384

Furniture and equipment, net                                             30,375
Goodwill                                                                420,000
Intangible assets                                                        24,089
                                                                    -----------
          Total assets                                              $ 4,262,848
                                                                    ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities:
   Accounts payable                                                 $   474,367
   Accrued expenses                                                     448,621
                                                                    -----------
          Total current liabilities                                     922,988
                                                                    -----------

Stockholders' equity:
   Common stock                                                       9,179,827
   Additional paid-in capital                                         2,114,477
   Accumulated deficit                                               (7,453,027)
   Treasury stock                                                      (501,417)
                                                                    -----------
          Total stockholders' equity                                  3,339,860
                                                                    -----------
          Total liabilities and stockholders' equity                $ 4,262,848
                                                                    ===========
                                  eGames, Inc.
                            Statements of Operations
                                   (Unaudited)

                                          Three Months Ended               Nine Months Ended
                                               March 31,                       March 31,
                                       --------------------------     --------------------------

                                           2006           2005            2006           2005
                                       -----------    -----------     -----------    -----------
Net sales                              $ 1,264,898    $ 1,459,623     $ 3,712,963    $ 4,550,082

Cost of sales                              711,223        646,116       2,093,648      2,056,508
                                       -----------    -----------     -----------    -----------

Gross profit                               553,675        813,507       1,619,315      2,493,574

Operating expenses:
    Product development                    164,788        101,894         376,308        444,887
    Selling, general and
       administrative                      647,875        660,969       1,809,777      1,879,634
                                       -----------    -----------     -----------    -----------
        Total operating expenses           812,663        762,863       2,186,085      2,324,521
                                       -----------     -----------    -----------    -----------

Operating income (loss)                   (258,988)        50,644        (566,770)       169,053

Interest income, net                        11,370          2,007          31,778          4,834
                                       -----------    -----------     -----------    -----------

Income (loss) before income taxes         (247,618)        52,651        (534,992)       173,887


Provision for income taxes                   - 0 -          6,483           - 0 -         16,784
                                       -----------    -----------     -----------    -----------

Net income (loss)                     ($   247,618)   $    46,168    ($   534,992)   $   157,103
                                       ===========    ===========     ===========    ===========


Net income (loss)
per common share:
       - Basic                             ($ 0.02)        $ 0.00         ($ 0.05)        $ 0.02
                                            ======         ======          ======         ======
       - Diluted                           ($ 0.02)        $ 0.00         ($ 0.05)        $ 0.01
                                            ======         ======          ======         ======


Weighted average common shares
    outstanding - Basic                 11,724,193     10,655,108      11,416,555     10,291,370

Dilutive effect of common share
    equivalents                              - 0 -        375,041           - 0 -        700,962
                                        ----------     ----------      ----------     ----------
Weighted average common shares
    outstanding - Diluted               11,724,193     11,030,149      11,416,555     10,992,332
                                        ==========     ==========      ==========     ==========

About eGames, Inc.
------------------
eGames, Inc., headquartered in Langhorne, PA, publishes and markets a diversified line of Family Friendly(TM), affordably priced consumer entertainment PC software games. The Company promotes the eGames(TM) and Cinemaware(TM) brands in order to generate customer loyalty, encourage repeat purchases and differentiate eGames software products to retailers and consumers. Additional information regarding eGames, Inc. can be found at www.egames.com and www.cinemaware.com.
eGames -- Where the "e" is for Everybody!(R)

Forward-Looking Statement Safe Harbor:
--------------------------------------
This press release contains certain forward-looking statements, including without limitation, statements regarding: our plans to continue to introduce new higher-priced PC game titles under our Cinemaware Marquee brand, and to support these new titles with both traditional and Internet advertising to help generate consumer awareness and future demand; our plans to launch a Cinemaware Classics brand of games based on the original Cinemaware properties, with the first two titles planned for release in early 2007; our expectation that the first two Cinemaware Classics titles will be Defender of the Crown and one other yet-to-be-named game from the Cinemaware catalog; the launch of our new gaming destination 'portal' to coincide with the release of the first two Cinemaware Classics titles; our efforts to profitably increase the distribution of our software titles to the major North American retailers; and other statements that contain the words "believes," "expects," "may," "should," or "anticipates." The actual results achieved by the Company and the factors that could cause actual results to differ materially from those indicated by the forward-looking statements are in many ways beyond the Company's control. The Company cautions readers that the risks and uncertainties that may affect the Company's future results and performance include, but are not limited to, those discussed under the heading "Factors Affecting Future Performance" in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission.


CONTACT:
--------
         eGames, Inc.
         Jerry Klein, President & CEO
         (215) 750-6606 (Ext. 118)
         Tom Murphy, Vice President & CFO
         (215) 750-6606 (Ext. 113)